Summary Prospectus    February 1, 2017
(As amended September 5, 2017)
Sterling Capital Long/Short Equity Fund
Institutional Shares SLSIX
Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2017, as supplemented, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.sterlingcapitalfunds.com/funds. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@sterling-capital.com.
Investment Objective
The Fund seeks long-term capital appreciation.
Fee Table
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management Fees	1.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	1.84%
Dividend Expense Related to Short Sales	0.66%
Interest Expense Related to Short Sales	0.71%
All Other Expenses	0.47%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses(1)	3.36%
(1) The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. To the extent that the Fund invests in acquired funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$339	$1,033	$1,750	$3,649

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 370.28% of the average value of its portfolio.
Strategy, Risks and Performance
Principal Strategy
To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in long or short positions in equity securities. While the Fund expects to invest primarily in U.S. equity securities (including common stocks, preferred stocks, warrants, American Depositary Receipts (“ADRs”), Master Limited Partnerships (“MLPS”), royalty trusts and debt instruments that are convertible into equity securities), it may also invest in foreign equity securities (including, without limitation, securities of Canadian issuers), and securities of issuers of any capitalization or style. The Fund may invest in shares of exchange-traded funds.
The Fund seeks to achieve its objective primarily by selecting a group of experienced long/short equity managers who will serve as sub-advisers (“Sub-Advisers”) to the Fund. Sterling Capital Management LLC (“Sterling Capital”) believes that long-short equity investing can offer advantages relative to “long-only” investing (e.g., moderate correlation to equity markets) and can be a complementary piece of an investor’s overall investment portfolio. Sterling Capital believes that manager diversification offers an important element of risk management when pursuing long/short equity strategies.
Sterling Capital seeks to identify a combination of Sub-Advisers that will provide diversification for the Fund across various long-short

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equity styles, market capitalizations, sectors and geography. Sterling Capital considers a number of factors in allocating and reallocating assets among the Sub-Advisers, including market fundamentals and Sub-Adviser net exposure, and monitors the investment activities of the Sub-Advisers to assess the Fund’s overall investment exposures. The Fund targets net long exposure to equity markets ranging between 20% and 80%. Sterling Capital will allocate between 0 and 50% of the Fund’s net assets to each Sub-Adviser. Sterling Capital may elect to directly invest up to 20% of the Fund’s net assets to manage the Fund’s cash needs and/or to adjust the Fund’s market exposure or exposure to specific securities.
The Sub-Advisers may pursue a range of long/short equity strategies in managing their allocated portion of the Fund’s net assets, including strategies that focus on a specific sector (e.g., energy, health care, financial services, information technology), capitalization (e.g., large cap, mid cap, small cap), or style (e.g., value, growth).
In addition to investments in equity securities of any type, the Fund may use derivative instruments (including options, futures and swaps). The Fund typically takes short positions in equity securities and may purchase put options on individual securities or baskets of securities (e.g., ETFs). From time to time the Fund may use calls or puts to take advantage of a directional move in the price of an underlying stock or ETF. The Fund may also engage in put spreads as a component of a hedging strategy.
Principal Risks
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.
Management Risk: Sterling Capital’s judgments about the capabilities of each Sub-Adviser and the impact of each Sub-Adviser’s investment techniques on the Fund’s overall investment exposures may prove incorrect, and the Fund may fail to produce the intended results. Similarly, each Sub-Adviser’s judgments and investment techniques may fail to produce the intended results.
Market Risk: The possibility that the Fund’s stock holdings will decline in price in the event of a broad stock market decline. Markets generally move in cycles, with periods of rising prices following by periods of falling prices. While the Fund expects to have lower correlation to equity markets than a “long-only” equity fund (and thus less “Market Risk”), it still has net long exposure to equity markets.
MLP Risk: Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investments held by MLPs may be illiquid. Certain MLPs may also be subject to leverage risk.
Short Sale Risk: Short positions in individual stocks are speculative and may be more risky than “long” positions because the cost of the replacement security or derivative is unknown. Short selling strategies typically reduce returns relative to “long only” strategies during rising equity markets, and involve risk of significant losses; potential loss on uncovered short positions is unlimited. Short selling strategies typically help to preserve capital in falling markets. Short selling strategies also involve significant transaction costs. The Fund will engage in short sales through a prime brokerage account and will hold assets (which may be a substantial portion of the Fund’s assets) in connection with such short sales in a triparty account among the Fund, the prime broker and the Fund’s custodian. There can be no guarantee that the Fund will be able to recover all of the margin held in the triparty account in the event of the prime broker’s insolvency.
Options Risk: There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing an options transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract on an exchange.
Investment Style Risk: The possibility that a strategy or market segment pursued by one or more Sub-Advisers underperforms other kinds of investments or market averages.
Liquidity Risk: The possibility that certain securities or derivatives may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Small Capitalization Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, small company stocks tend to trade less frequently and in lesser quantities than those of larger firms.
Mid Capitalization Company Risk: Investments in middle capitalization companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Company-Specific Risk: The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.
Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets. To the extent the Fund invests in securities of Canadian issuers, the Fund’s performance may be affected by social, political, and economic conditions within Canada.
Foreign Currency Transaction Risk: Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will fluctuate in value relative to the U.S. dollar.
Tax Risk: The extent of the Fund’s investments in certain entities, such as U.S. royalty trusts, the income of which is treated as earned directly by, or is allocated to the Fund for U.S. federal income tax purposes, is limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes. If the Fund
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were not to appropriately limit such investments or if such investments or the income derived from such investments were recharacterized for U.S. tax purposes, the Fund’s status as a regulated investment company could be jeopardized. If the Fund were to fail to qualify for taxation as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to U.S. federal income tax at the Fund level, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. The Fund’s failure to qualify and be taxed as a regulated investment company could significantly reduce the value of shareholders’ investments in the Fund.
Derivatives Risk: The possibility that the Fund will suffer a loss from its use of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. The Fund’s use of derivatives also entails counterparty and credit risk relating to the other party to a derivative contract (this risk is greater for over-the-counter derivatives), the risk of potential difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with the relevant reference asset, rate or index, and the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.
Counterparty Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.
Leverage Risk: The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.
Preferred Stock Risk: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer.
ETF Risk: The risks associated with investing in ETFs include the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF.
Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that a shareholder pays, by increasing the amount of the Fund’s realized capital gains and increasing the portion of the Fund’s realized capital gains that are short-term capital gains.
Operational and Technology Risk: Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Focused Investment Risk: Investments focused in sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are strongly correlated are subject to greater overall risk than investments that are more diversified.
For more information about the Fund’s risks, please see the “Additional Investment Strategies and Risks” section in this Prospectus.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 year and since the Fund’s inception compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.sterlingcapitalfunds.com or by calling 1-800-228-1872.
Institutional Shares Annual Total Returns for years ended 12/31
Best quarter:	6.92%	03/31/2014
Worst quarter:	-11.60%	09/30/2015

Average Annual Total Returns as of December 31, 2016
	1 Year	Since Inception
Institutional Shares		(12/13/13)
Return Before Taxes	7.98%	-1.93%
Return After Taxes on Distributions	7.98%	-2.58%
Return After Taxes on Distributions and Sale of Fund Shares	4.52%	-1.70%
HFRX Equity Hedge Index		(11/30/13)
(reflects no deductions for fees, expenses, or taxes)	0.10%	0.12%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
Sterling Capital Management LLC
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Portfolio Managers
L. Joshua Wein, CAIA
Executive Director of Sterling Capital and Co-Portfolio Manager
Since inception
James C. Willis, CFA
Managing Director of Sterling Capital,
Director of Sterling Capital Advisory Solutions Team
and Co-Portfolio Manager
Since inception
Sub-Advisers and Sub-Adviser Portfolio Managers
Unless otherwise noted, each portfolio manager noted below has served as a Sub-Adviser portfolio manager since the Fund commenced operations in December 2013.
Lucas Capital Management, LLC (Red Bank, NJ)
Portfolio Manager: Ashton Lee
Emancipation Capital, LLC (New York, NY)
Portfolio Manager: Charles Frumberg
Since October 2014
Highland Capital Healthcare Advisors, L.P. (Dallas, TX)
Portfolio Manager: Michael Gregory
Gator Capital Management, LLC (Tampa, FL)
Portfolio Manager: Derek Pilecki, CFA
Purchase and Sale of Fund Shares
Account Type	Minimum Initial Investment*	Minimum Subsequent Investment
Regular Account	$1,000,000	$0
* Investors purchasing shares through Branch Banking and Trust Company, its affiliates or other financial service providers or intermediaries approved by the Fund and other investors approved by the Fund are not subject to a minimum initial investment requirement.
You may buy Institutional Shares of the Fund through procedures established by the Fund in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust Company or one of its affiliates or other financial service providers or intermediaries approved by the Fund. These parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information. In addition, Institutional Shares are available for purchase at www.sterlingcapitalfunds.com.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan (which may be taxable upon withdrawal) or an individual retirement account (which may be taxable upon withdrawal).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
LGSTI-0917
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